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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in Registration Statements No. 33-46728, 33-86830, 333-07391, 333-18563 and 333-28789 of Fisher Scientific
International Inc. on Forms S-8 of our report dated February 18, 1998 (March 9, 1998 as to Note 2) appearing in this Annual Report on Form 10-K of Fisher Scientific International Inc. for the year ended December 31, 1997.

DELOITTE & TOUCHE LLP
New York, New York
March 19, 1998